UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

 December 18, 2023

Date of Report (Date of earliest event reported)

CARDIO DIAGNOSTICS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41097	87-0925574
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

311 W. Superior Street, Suite 400, Chicago, IL	60654
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (855) 266-9991

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001	CDIO	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one share of common stock	CDIOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On December 18, 2023, Cardio Diagnostics Holdings, Inc., a Delaware corporation (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). Of the Company’s 18,753,678 shares of common stock issued and outstanding and eligible to vote as of the record date of October 26, 2023, a total of 9,794,482 shares, or approximately 52% of the eligible shares, was in attendance or represented by proxy. The Company’s stockholders voted on four proposals as set forth below. Each of the proposals is described in further detail in the Company’s definitive proxy statement, which was filed with the Securities and Exchange Commission on October 27, 2023, as supplemented on November 22, 2023 .The final voting results, including the number of votes cast for, against, or withholding authority, and the number of abstentions and any broker non-votes, with respect to each matter voted upon are set forth below, as reported by the Company’s independent inspector of election.

Proposal 1: Election of Directors  (the “Election of Directors Proposal”)

The Company’s stockholders elected seven directors to serve for the ensuing year and until their successors are elected and qualified, or until their earlier death, resignation or removal. The Company elects its directors on a plurality vote basis. The votes regarding the election of directors were as follows:

Nominee	For	Authority Withheld	Broker Non-Votes

Meeshanthini Dogan, Ph.D.	5,988,739	323,270	3,482,473
Warren Hosseinion, M.D.	5,928,708	383,301	3,482,473
James Intrater	5,890,758	421,251	3,482,473
Stanley Lau, M.D.	5,892,858	419,151	3,482,473
Oded Levy	5,901,424	410,585	3,482,473
Robert Philibert, M.D., Ph.D.	5,989,309	322,700	3,482,473
Paul F. Burton, J.D., MBA	5,989,309	322,700	3,482,473

Proposal 2: Approval of an amendment to the Company’s Third Amended and Restated Certificate of Incorporation to effect a reverse stock split of between 1-for-5 and 1-for-40 at the discretion of the Company’s Board of Directors (the “Reverse Stock Split Proposal”)

The Reverse Stock Split Proposal was approved. The amendment to the Company’s Third Amended and Restated Certificate of Incorporation will only be filed in the event the Board of Directors deems it to be necessary and appropriate within one year of the Annual Meeting.

For	Against	Abstain	Broker Non-Votes
7,424,337	2,251,192	118,953	N/A

Proposal 3: Approval of the future issuance of shares of Common Stock and/or securities convertible into or exercisable for Common Stock equal to 20% or more of the Common Stock outstanding in one or more non-public transactions as required by Nasdaq Marketplace Listing Rule 5635(d) (the “Share Issuance Proposal”)

The Share Issuance Proposal was approved. Any non-public financing transaction undertaken in connection with this approval will be conducted within the parameters set forth in the Share Issuance Proposal described in the proxy statement for the Annual Meeting.

For	Against	Abstain	Broker Non-Votes
5,014,358	1,156,400	141,251	3,482,473

Proposal 4: Ratification of Appointment of Independent Registered Public Accounting Firm (the “Auditor Ratification Proposal”)

The ratification of the appointment of Prager Metis CPA’s LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 was approved.

For	Against	Abstain	Broker Non-Votes
9,065,135	591,235	138,112	N/A

Item 9.01	Financial Statements and Exhibits.

Exhibit	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 19, 2023	CARDIO DIAGNOSTICS HOLDINGS INC.

	By:	/s/ Elisa Luqman
Elisa Luqman Chief Financial Officer